UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

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Prospect Capital Corporation
(Name of Registrant as Specified In Its Charter)

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PROSPECT CAPITAL CORPORATION
10 East 40th Street
New York, New York 10016
March 11, 2026
Dear Stockholder:
You are cordially invited to attend a special meeting of stockholders (the "Special Meeting") of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), to be held virtually on June 9, 2026, at 3:00 p.m., Eastern Time at www.virtualshareholdermeeting.com/PSEC2026SM.

The notice of Special Meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the Special Meeting. At the Special Meeting you will be asked to consider and vote on a proposal to renew the Company's authorization, with approval of its Board of Directors, to sell shares of the Company’s common stock (during the next 12 months) at a price or prices below the Company’s then current net asset value per share in one or more offerings subject to certain limitations set forth in the accompanying proxy statement (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company’s outstanding common stock immediately prior to such sale).
It is important that you be represented at the Special Meeting. Please complete, sign, date and return your proxy card to us in the enclosed, postage-prepaid envelope at your earliest convenience, even if you plan to attend the meeting. If you prefer, you can authorize your proxy through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card (except if you hold your shares through a Tel Aviv Stock Exchange Ltd. (“TASE”) member). If you attend the meeting, you may vote at the meeting (except if you hold your shares through a TASE member), which will automatically revoke your proxy. Your vote is very important to us. I urge you to submit your proxy as soon as possible. If you hold your shares through a TASE member, please follow the voting instructions in the proxy statement, which are otherwise different to that of other stockholders.
If you have any questions about the proposal to be voted on, please call our solicitor, EQ Fund Solutions, LLC, at (866) 387-0770.
Further, from time to time we may repurchase a portion of our outstanding securities, including shares of our common stock, shares of our preferred stock, and debt, and are notifying you of our intention as required by applicable securities law.
On behalf of the Board of Directors and management, thank you for your continued support.

Sincerely yours,
John F. Barry III
Chief Executive Officer

PROSPECT CAPITAL CORPORATION
10 East 40th Street
New York, New York 10016
(212) 448-0702
NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 9, 2026
To the Stockholders of Prospect Capital Corporation:
    The special meeting of stockholders (the "Special Meeting") of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), will be held virtually on June 9, 2026, at 3:00 p.m., Eastern Time, and at any postponements, adjournments or delays thereof, for the following purpose:

1.    To renew the Company's authorization, with approval of its Board of Directors, to sell shares of its common stock (during the next 12 months) at a price or prices below the Company’s then current net asset value per share in one or more offerings subject to certain conditions as set forth in the accompanying proxy statement (including, without limitation, that the number of shares sold on any given date does not exceed 25% of its outstanding common stock immediately prior to such sale).
    The Special Meeting will be held solely on the Internet by virtual means. Stockholders of record on the record date for the Special Meeting may participate in and vote at the Special Meeting on the Internet by virtual means by visiting the following website: www.virtualshareholdermeeting.com/PSEC2026SM (except that shares held by a Tel Aviv Stock Exchange Ltd. (“TASE”) member cannot be voted during the Special Meeting). If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PSEC2026SM.

    You have the right to receive notice of and to vote at the Special Meeting if you were a stockholder of record at the close of business on March 11, 2026. If you owned shares on the record date for the Special Meeting and wish to attend the Special Meeting, you may participate in the Special Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PSEC2026SM. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares of common stock are registered in your name with Equiniti Trust Company or your shares of preferred stock are registered in your name with Computershare Trust Company, N.A.) and want to participate in the Special Meeting, including by voting and submitting questions, you must contact EQ Fund Solutions, LLC via email (attendameeting@equiniti.com; in the subject field write "Prospect Capital Corporation 2026 Special Meeting") to request a control number by June 2, 2026. If you do not have your control number, you may still attend the Special Meeting via the live audio webcast if you are a confirmed stockholder, but you will not have the option to ask questions or vote your shares during the meeting.

If you hold your shares through a TASE member, please follow the voting instructions in the accompanying proxy statement, which are otherwise different to that of other stockholders.

We encourage you to access the Special Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 2:45 p.m., Eastern Time. If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PSEC2026SM. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares.

As always, we encourage you to vote your shares at the Special Meeting.

If you have any questions about the Special Meeting or about voting, please call our solicitor, EQ Fund Solutions, LLC, at (866) 387-0770.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
March 11, 2026

This is an important meeting. To ensure proper representation at the Special Meeting, please complete, sign, date and return the proxy card in the enclosed, postage-prepaid envelope provided, or authorize a proxy to vote your shares by telephone or through the Internet (except if you hold your shares through a TASE member). Even if you authorize a proxy prior to the Special Meeting, you still may attend the Special Meeting virtually and vote your shares (except if you hold your shares through a TASE member).

PROSPECT CAPITAL CORPORATION
10 East 40th Street
New York, New York 10016
(212) 448-0702
PROXY STATEMENT
Special Meeting of Stockholders
This proxy statement (this "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors") of Prospect Capital Corporation, a Maryland corporation (the “Company” or “we,” “us” or “our”), for use at our special meeting of stockholders (the "Special Meeting") to be held virtually on June 9, 2026, at 3:00 p.m., Eastern Time and at any postponements, adjournments or delays thereof. The Special Meeting will be held solely on the Internet by virtual means. Stockholders of record on the record date for the Special Meeting may participate in and vote at the Special Meeting on the Internet by virtual means by visiting the following website: www.virtualshareholdermeeting.com/PSEC2026SM (except that shares held by a Tel Aviv Stock Exchange Ltd. (“TASE”) member cannot be voted during the Special Meeting). If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PSEC2026SM.
You have the right to receive notice of and to vote at the Special Meeting if you were a stockholder of record at the close of business on March 11, 2026 (the “Record Date”). As of March 11, 2026, there were 486,484,945 shares of the Company's common stock outstanding, 25,394,532 shares of the Company’s 5.50% Series A1 Preferred Stock outstanding (the “Series A1 Preferred Stock”), 163,000 shares of the Company’s 5.50% Series A2 Preferred Stock outstanding (the “Series A2 Preferred Stock”), 5,251,157 shares of the Company’s 5.35% Series A Fixed Rate Cumulative Perpetual Preferred Stock outstanding (the “5.35% Series A Preferred Stock”), 908,259 shares of the Company’s 5.50% Series M1 Preferred Stock outstanding (the “Series M1 Preferred Stock”), 23,376,070 shares of the Company’s 6.50% Series A3 Preferred Stock outstanding (the “Series A3 Preferred Stock”), 1,794,312 shares of the Company’s 6.50% Series M3 Preferred Stock outstanding (the “Series M3 Preferred Stock”), 6,920,261 shares of the Company’s Floating Rate Series A4 Preferred Stock outstanding (the “Series A4 Preferred Stock”), 1,995,546 shares of the Company’s Floating Rate Series M4 Preferred Stock outstanding (the “Series M4 Preferred Stock”), 3,341,380 shares of the Company’s 7.50% Series A5 Preferred Stock outstanding (the “Series A5 Preferred Stock”) and 878,753 shares of the Company’s 7.50% Series M5 Preferred Stock outstanding (the “Series M5 Preferred Stock”). Each share of common or preferred stock has one vote.

If you owned shares on the Record Date for the Special Meeting and wish to attend the Special Meeting, you may participate in the Special Meeting via live audio webcast by visiting the following website and following the registration and participation instructions contained therein: www.virtualshareholdermeeting.com/PSEC2026SM. If you hold your shares directly, please have the 16-digit control number located on your proxy card or notice available. If you hold your shares in “street name” (i.e., through an account at a broker or other nominee), please follow your broker’s or nominee’s instructions you previously received to obtain your 16-digit control number. If you are a stockholder of record (i.e., your shares of common stock are registered in your name with Equiniti Trust Company or your shares of preferred stock are registered in your name with Computershare Trust Company, N.A.) and want to participate in the Special Meeting, including by voting and submitting questions, you must contact EQ Fund Solutions, LLC via email (attendameeting@equiniti.com; in the subject field write "Prospect Capital Corporation 2026 Special Meeting") to request a control number by June 2, 2026. If you do not have your control number, you may still attend the Special Meeting via the live audio webcast if you are a confirmed stockholder, but you will not have the option to ask questions or vote your shares during the meeting.
Shares held by a TASE member cannot be voted during the Special Meeting. If your shares are held by a TASE member and you wish to vote your shares, you must complete, sign and date the form of proxy card that the Company filed via MAGNA and attach to it an ownership certificate from the TASE member through which your shares are registered (i.e., your broker, bank or other nominee) indicating that you were the beneficial owner of the shares on the Record Date for the Special Meeting, the record date for voting, and return the proxy card along with the ownership certificate to the Company’s Israeli counsel, Goldfarb Gross Seligman & Co. (“Goldfarb”), c/o Hod Mimun, 98 Yigal Alon Street, 44th Floor, Tel Aviv 6789141, Israel (email: hod.mimun@goldfarb.com). The proxy card and ownership certificate must be received no later than June 5, 2026 to be included in the tally of shares voted.
However, if your shares are held by a TASE member, you may still participate and submit questions during the Special Meeting even if you cannot vote your shares. In order to participate and submit questions (but not vote your shares) during the Special Meeting, you will need to obtain from your TASE member an executed ownership certificate, signed by your TASE member indicating ownership as of the Record Date, and e-mail the executed form to Goldfarb, c/o Hod Mimun, 98 Yigal Alon Street, 44th Floor, Tel Aviv 6789141, Israel (email: hod.mimun@goldfarb.com), no later than the close of business in Israel on June 5, 2026. Once Goldfarb has received your properly executed ownership certificate, Goldfarb will e-mail you a control number that you can use to enter the Special Meeting at www.virtualshareholdermeeting.com/PSEC2026SM.
We encourage you to access the Special Meeting via the live audio webcast 15 minutes prior to the start time. Online check-in will begin at 2:45 p.m., Eastern Time. If you encounter any difficulties accessing the Special Meeting during the check-in or meeting time, technical support, including technical support phone numbers, will be available at www.virtualshareholdermeeting.com/PSEC2026SM. If you have already voted by mail, by telephone or online, you do not need to do anything further to vote your shares.
This Proxy Statement and the accompanying proxy card is first being sent to stockholders on or about March 13, 2026.
Unlike many companies where the majority of the outstanding shares are held by institutional investors, a majority of our stockholders are retail investors who generally hold smaller numbers of shares than institutional investors. As a result, it is important that every stockholder authorize a proxy so that we can achieve a quorum and hold the Special Meeting. The presence at the Special Meeting, by webcast or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business. If a quorum is not met, then we will be required to adjourn the meeting and incur additional expenses to continue to solicit additional votes.
We have engaged a proxy solicitor, EQ Fund Solutions, LLC, who may call you and ask you to vote your shares. The proxy solicitor will not attempt to influence how you vote your shares, but will only ask that you take the time to cast a vote. You may also be asked if you would like to authorize your proxy over the telephone and to have your voting instructions transmitted to our proxy tabulation firm (except if you hold your shares through a TASE member).
We encourage you to vote, either by voting at the Special Meeting (if you are a stockholder not holding shares through a TASE member) or by granting a proxy (i.e., authorizing someone to vote your shares). If you properly sign and date the accompanying proxy card or authorize a proxy to vote your shares by telephone or through the Internet (if you are a stockholder not holding shares through a TASE member), and we receive it in time for the Special Meeting, the persons named as proxies will vote the shares registered directly in your name in the manner that you specified. If you give no instructions on the proxy card, the shares covered by the proxy card will be voted FOR the proposal described in this proxy card.
If you are a “stockholder of record” (i.e., you hold shares directly in your name), you may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting at the Special Meeting. Any stockholder of record attending the Special Meeting, other than stockholders who hold shares through a TASE member, may vote whether or not he or she has previously authorized a proxy.
You are entitled to attend the Special Meeting only if you are a stockholder as of the close of business on the Record Date, which is March 11, 2026, or you hold a valid proxy for the Special Meeting.
If your shares are registered in the name of a bank or brokerage firm, you may be eligible to vote your shares electronically via the Internet or by telephone. We do not believe that our stockholders are entitled to appraisal rights in connection with the Proposal.
If you have any other questions about the Special Meeting or about voting, please call our solicitor, EQ Fund Solutions, LLC, at (866) 387-0770.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
STOCKHOLDER MEETING TO BE HELD ON JUNE 9, 2026
The following materials relating to this Proxy Statement are available at https://vote.proxyonline.com/prospect/docs/psec2026.pdf:
•    this Proxy Statement; and
•    the accompanying Notice of Special Meeting.
Purpose of Special Meeting
The Special Meeting has been called for the following purpose:
1.    To renew the Company's authorization, with approval of its Board of Directors, to sell shares of its common stock (during the next 12 months) at a price or prices below the Company’s then current net asset value per share in one or more offerings subject to certain conditions as set forth herein (including, without limitation, that the number of shares sold on any given date does not exceed 25% of its outstanding common stock immediately prior to such sale).
Voting Securities
    You may vote your shares at the Special Meeting only if you were a stockholder of record at the close of business on March 11, 2026. There were 486,484,945 shares of the Company’s common stock outstanding, 25,394,532 shares of the Series A1 Preferred Stock outstanding, 908,259 shares of the Series M1 Preferred Stock outstanding, 163,000 shares of the Series A2 Preferred Stock outstanding, 5,251,157 shares of the 5.35% Series A Preferred Stock outstanding, 23,376,070 shares of the Series A3 Preferred Stock outstanding, 1,794,312 shares of the Series M3 Preferred Stock outstanding, 6,920,261 shares of the Series A4 Preferred Stock outstanding, 1,995,546 shares of the Series M4 Preferred Stock outstanding, 3,341,380 shares of the Series A5 Preferred Stock outstanding, and 878,753 shares of the Series M5 Preferred Stock outstanding on the Record Date. Each share of common or preferred stock is entitled to one vote.

Quorum Required
The presence at the Special Meeting, by webcast or by proxy, of stockholders entitled to cast a majority of the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business.

If a quorum is not present at the Special Meeting or if there are not sufficient votes to approve a proposal, or if the chairman of the Special Meeting otherwise determines that additional solicitation of proxies is in the best interest of the Company, the chairman of the Special Meeting may adjourn the Special Meeting from time to time to permit further solicitation of proxies.

Shares that are present at the Special Meeting, but then abstain, will be treated as present for purposes of establishing a quorum. Broker non-votes occur when shares are held by brokers or nominees, typically in “street name,” for which proxies have been returned but (a) voting instructions have not been received from the beneficial owners or persons entitled to vote, (b) the broker or nominee does not have discretionary voting power or elects not to exercise discretion on a particular matter and (c) the shares are present at the meeting. Because there is only one proposal at the Special Meeting and the Company does not expect brokers to have discretionary voting authority on that proposal, the Company does not expect any broker-represented shares for which voting instructions have not been received to be present at the Special Meeting. Therefore, the Company does not expect there to be any “broker-non-votes” at the Special Meeting.

Vote Required
Renewal of Authorization for the Company, with Approval of its Board of Directors, to Sell Shares of its Common Stock (During the Next 12 Months) at a Price or Prices Below the Company’s Then Current Net Asset Value Per Share in One or More Offerings Subject to Certain Conditions Described Herein (Including, Without Limitation, That the Number of Shares Sold on Any Given Date Does Not Exceed 25% of its Outstanding Common Stock Immediately Prior to Such Sale) (the “Proposal”). Approval of the Proposal may be obtained in either of two ways. First, the Proposal will be approved if the Company obtains the affirmative vote of (1) a majority of the outstanding shares of common stock and preferred stock, voting together as a single class, entitled to vote at the Special Meeting; and (2) a majority of the outstanding shares of common stock and preferred stock, voting together as a single class, entitled to vote at the Special Meeting that are not held by affiliated persons of the Company. For purposes of this alternative, the Investment Company Act of 1940 (the "1940 Act") defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such company, whichever is the less. Second, the Proposal will also be approved if the Company receives approval from a majority of the number of the beneficial holders of its common stock entitled to vote at the Special Meeting, without regard to whether a majority of such shares are voted in favor of the Proposal. Abstentions will have the effect of a vote against the Proposal.
Additional Solicitation. If a quorum is not present, there are not enough votes to approve the Proposal at the Special Meeting, or the chairman of the meeting determines that additional solicitation of proxies is otherwise in the best interests of the Company, the chairman of the meeting may adjourn the Special Meeting, including to permit the further solicitation of proxies with respect to any proposal.
A stockholder vote may be called on the Proposal prior to any such adjournment if a quorum is present and there are sufficient votes for approval of the Proposal.
Information Regarding This Solicitation
We will bear the expense of the solicitation of proxies for the Special Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Special Meeting of Stockholders and proxy card. If brokers, nominees, fiduciaries and other persons holding shares in their names, or in the names of their nominees, which are beneficially owned by others, forward the proxy materials to and obtain proxies from such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.
In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and by telephone or facsimile transmission by directors, officers or employees of the Company, Prospect Capital Management L.P. ("PCM"), the Company’s investment adviser, and/or Prospect Administration LLC ("Prospect Administration"), the Company’s administrator. PCM is located at 700 S Rosemary Ave, West Palm Beach, FL 33401 and Prospect Administration is located at 10 East 40th Street, New York, New York 10016. Certain other members of the affiliated companies of PCM and Prospect Administration are referred to as “Manager.” No additional compensation will be paid to directors, officers or regular employees for such services.
The Company has also retained EQ Fund Solutions, LLC to assist in the solicitation of proxies for the Special Meeting for a fee of approximately $1,581,456 plus out-of-pocket expenses.
Stockholders, other than those who hold shares through a TASE member, may provide their voting instructions by telephone or through the Internet. These options require stockholders to input the control number which is located on the proxy card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who authorize a proxy via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.
    Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to our proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management
    As of March 11, 2026, there were no persons not identified in the following table that owned 25% or more of our outstanding voting securities, and no other person would be deemed to control us, as such term is defined in the 1940 Act. Persons identified in the following table as beneficially owning more than 25% of the our outstanding voting securities may be deemed to control us, as that term is defined in the 1940 Act.

Our directors are divided into two groups - interested directors and independent directors. Interested directors are “interested persons” of the Company, as defined in the 1940 Act.
The following table sets forth, as of March 11, 2026, certain ownership information with respect to our voting securities for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of our outstanding voting securities and the beneficial ownership of each current director, the Company’s executive officers, and the executive officers and directors as a group.
Ownership information for those persons, if any, who own, control or hold the power to vote, 5% or more of our voting securities is based upon Schedule 13D or Schedule 13G filings by such persons with the Securities and Exchange Commission (the

"Commission"), and other information obtained from such persons, if available. Such information is as of the date of the applicable filing and may no longer be accurate.
Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Company’s voting securities he or she beneficially owns and has the same address as the Company. Our address is 10 East 40th Street, New York, New York 10016.

	Common Stock			Preferred Stock
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(1)	Amount and Nature of Beneficial Ownership(1)	Percentage of Class(1)
5% or more holders

Interested Directors
John F. Barry III(2)	130,310,033	(3)	26.8%	—
M. Grier Eliasek(4)	3,444,390	(5)	*	50	*
Independent Directors
Andrew C. Cooper	—			—
William J. Gremp	90,186		*	0
Eugene S. Stark	60,000		*	0
Executive Officers
Kristin Van Dask	163,104	(6)	*	5,048	*
Executive officers and directors as a group	134,067,713	(7)		5,098
*    Represents less than one percent.
(1)    Beneficial ownership is calculated in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934 (“Exchange Act”). Percentage of beneficial ownership is based on 486,484,945 shares of common stock and 70,051,202 shares of preferred stock, as applicable, outstanding as of March 11, 2026.
In computing the number of shares of common stock beneficially owned by a person who also owns shares of preferred stock and the percentage ownership of that person, shares of common stock issuable upon the conversion of the outstanding shares of preferred stock pursuant to a holder conversion option are deemed outstanding. However, these shares are not deemed outstanding for the purpose of computing the percentage ownership of any other person.
(2)    Mr. Barry also serves as the Chief Executive Officer of the Company.
(3)    Mr. Barry has sole voting and dispositive power over 129,906,020 shares of common stock held by him directly and through the John and Daria Barry Foundation as of March 11, 2026. Mr. Barry has shared voting and dispositive power over the remaining 404,013 shares of common stock beneficially owned as of March 11, 2026.
(4)    Mr. Eliasek also serves as the Chief Operating Officer of the Company.
(5)     Includes 460 shares of common stock that, as of March 11, 2026, Mr. Eliasek has the right to acquire pursuant to the conversion privilege in the preferred stock Mr. Eliasek directly owns.
(6)     Includes 43,679 shares of common stock that, as of March 11, 2026, Ms. Van Dask has the right to acquire pursuant to the conversion privilege in the preferred stock Ms. Van Dask directly owns. Ms. Van Dask has sole voting and dispositive power over 94,225 shares of common stock held by herself directly as of March 11, 2026. Ms. Van Dask has shared voting and dispositive power over 25,200 shares of common stock beneficially owned as of March 11, 2026.
(7)    Does not foot due to rounding.

Renewal of the Company's Authorization, with Approval of its Board of Directors, to Sell Shares of its Common Stock (During the Next 12 Months) at a Price or Prices Below the Company’s Then Current Net Asset Value Per Share in One or More Offerings Subject to Certain Conditions Set Forth in The Proposal (Including, Without Limitation, That the Number of Shares Sold On Any Given Date Does Not Exceed 25% of the Company's Outstanding Common Stock Immediately Prior to Such Sale)
We are a closed-end investment company that has elected to be regulated as a business development company, or BDC, under the 1940 Act. The 1940 Act generally prohibits us from selling shares of our common stock at a price below the current net asset value ("NAV") per share of such stock. However, certain provisions of the 1940 Act permit such a sale if approved by our stockholders and, in certain cases, if our Board of Directors makes certain determinations.
Pursuant to this provision, we are seeking to renew this approval from our stockholders so that we may, in one or more public or private offerings of our common stock, sell shares of our common stock at a price below our then current NAV per share, subject to certain conditions discussed below. If renewed, the authorization would be effective for a twelve month period expiring on the anniversary of the date the Special Meeting is concluded. We sought and received stockholder approval for a similar proposals in prior years, including most recently at a special meeting of stockholders held on June 17, 2025.
The Company’s Board of Directors, including a majority of the independent directors who have no financial interest in the Proposal, has approved the Proposal as in the best interests of the Company and its stockholders and recommends it to the stockholders for their approval. Upon obtaining the requisite stockholder approval, the Company will comply with the conditions described below in connection with any financing undertaken pursuant to the Proposal.
The maximum number of shares salable below NAV on any given date pursuant to this authority that could result in dilution to stockholders is limited to 25% of the Company’s then outstanding common stock immediately prior to such sale. It should be further noted that, theoretically, the Company may offer up to 25% of its then outstanding common stock each day and may do an unlimited number of offerings. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority. See below for a discussion and examples of the dilutive effect of the sale of shares below NAV.
Reasons to Offer Common Stock Below NAV Per Share
Global capital markets have periodically experienced periods of disruption evidenced by a lack of liquidity in the debt capital markets, write-offs in the financial services sector (i.e., reducing the value of an owned asset to zero), the re-pricing of credit risk, the failure of certain major financial institutions and general concerns about the state of the U.S. economy. Many investors sold assets because they had to repay debt and/or meet equity redemption requirements, which created an environment of forced selling. These sales created a negative pressure on valuations that led to unprecedented declines in prices in the corporate debt markets. The effect of all of these factors was an increase in realized and unrealized losses on debt and equity investments of many finance companies.
Uncertainty with respect to the economic effects of heightened interest rates in response to inflation, potential trade war between the U.S. and China in connection with each country’s recent or proposed tariffs on the other country’s products, conflict between Russia and Ukraine and in the Middle East and the ongoing geopolitical uncertainty has introduced significant volatility in the financial markets. The current economic situation, as well as various social, political and psychological tensions in the United States and around the world, including the outbreak of wars or hostilities between or among sovereign nations, may continue to contribute to severe market disruptions and volatility, reduced economic activity, heightened inflation, and further supply chain disruptions, may have long-term negative effects on the U.S. and worldwide financial markets and economy and may cause further economic uncertainties in the United States and worldwide. It is difficult to predict how long the financial markets and economic activity will continue to be impacted by these events and the Company cannot predict the effects of these or similar events in the future on the U.S. economy and securities markets. However, these events could have a significant negative impact on the Company’s performance, net asset value, liquidity, income, operating results and ability to pay distributions and service debt, as well as the performance, income, operating results and viability of companies in which it invests. If adverse conditions continue, the Company and other companies in the financial services sector may not have access to sufficient debt and equity capital to take advantage of favorable investment opportunities. Capital may not be available to the Company on favorable terms, or at all, in light of the inherent uncertainty and volatility of the financial markets.

In adverse economic environments, companies that have access to capital have a significant advantage. The Company believes that such market conditions may create opportunities to invest in assets at prices that are at discounts to their economic or intrinsic fair value. For firms that continue to have access to capital, adverse economic environments may provide investment opportunities on more favorable terms than in other periods, including more reasonable pricing of risk and more advantageous contractual provisions. To capitalize on these investment opportunities as they arise, the Company needs to be able to maintain consistent access to capital.
Additionally, as central banks such as the Federal Reserve Bank have maintained elevated interest rates, though this trend has tempered recently as the rate of inflation slows, our cost of raising new debt or preferred equity capital remains elevated and there is a possibility that further increases could make it such that debt or preferred equity capital may not be available to the Company on favorable terms, or at all. Moreover, at the same time these dynamics have caused, and may further cause, the value of the Company’s existing portfolio investments to decrease, thereby exacerbating the Company’s potential need to access equity capital markets to maintain a healthy balance sheet and required regulatory asset coverage ratios.

Stockholder approval of the Proposal will provide the Company with flexibility. In addition to using a portion of net proceeds from an offering of the Company’s shares at a price below NAV to make investments in accordance with the Company’s investment objective, the Company may use a portion of the net proceeds from any such offering to repay outstanding borrowings.
Many BDCs have sought and received authorization from their stockholders to sell shares of common stock at prices below NAV for many of the same reasons discussed above. Several of those BDCs have over time completed offerings of common stock at prices per share below their respective NAV. If the Company issues additional shares, the Company’s market capitalization and the amount of publicly tradable common stock will increase, which may afford all holders of our common stock greater liquidity. A larger market capitalization may make the Company’s stock more attractive to a larger number of investors who have limitations on the size of companies in which they invest. Furthermore, a larger number of shares outstanding may increase trading volume, which could decrease the volatility in the price of the Company’s common stock in the secondary market.
Stockholder approval of the Proposal will also enable us to sell shares of our common stock at prices below our NAV per share in connection with any sale of our convertible preferred stock if we decide to resume the offering of our convertible preferred stock. On August 3, 2020, we entered into a dealer manager agreement with Preferred Capital Securities, LLC (“PCS”), as amended and restated on February 25, 2021, and as further amended on June 9, 2022, October 7, 2022, February 10, 2023, December 29, 2023, December 27, 2024 and February 10, 2026 pursuant to which PCS has agreed to serve as the Company’s agent, principal distributor and dealer manager for the Company’s offering of up to 105,858,302 shares, par value $0.001 per share, of preferred stock, with a liquidation preference of $25.00 per share. Such preferred stock may be issued in multiple series, including the Series A1 Preferred Stock, the Series A3 Preferred Stock (together with the Series A1 Preferred Stock, the “Series A Convertible Preferred Stock”), the Series M1 Preferred Stock, the 5.50% Series M2 Preferred Stock (the “Series M2 Preferred Stock”), the Series M3 Preferred Stock (together with the Series M1 Preferred Stock, the Series M2 Preferred Stock, and the Series A Convertible Preferred Stock, the “Convertible Preferred Stock”), the Series A4 Preferred Stock, the Series M4 Preferred Stock (together with the Series A4 Preferred Stock, the “Floating Rate Preferred Stock”), the Series A5 Preferred Stock, and the Series M5 Preferred Stock (together with the Series A5 Preferred Stock, the “7.50% Preferred Stock”). As disclosed in the Supplement No. 1 dated September 6, 2024 and Supplement No. 3 dated December 27, 2024 to the Prospectus Supplement dated December 29, 2023, the Company is no longer offering the Convertible Preferred Stock and the Floating Rate Preferred Stock.

On May 26, 2021, we sold 187,000 shares of Series A2 Preferred Stock in an underwritten offering.
Under the terms of the Convertible Preferred Stock, shares of the Convertible Preferred Stock are convertible at our option into shares of common stock (“Issuer Optional Conversion”) at a conversion rate specified in the applicable prospectus, subject to certain limitations described in the applicable prospectus. The conversion rate for the Issuer Optional Conversion may value shares of our common stock at a price below our NAV per share. Stockholder approval of the Proposal will enable us to continue to implement the Issuer Optional Conversion for the Convertible Preferred Stock. From August 3, 2020 through December 31, 2025, we issued 31,448,021 shares of our Series A1 Preferred Stock, 187,000 shares of our Series A2 Preferred Stock, 4,110,318 shares of our Series M1 Preferred Stock, 25,020,192 shares of our Series A3 Preferred Stock, and 3,490,259 shares of our Series M3 Preferred Stock, not including Convertible Preferred Stock issued in connection with our Preferred Stock Dividend Reinvestment Plan. Shares of our Series A4 Preferred Stock, our Series M4 Preferred Stock, our Series A5 Preferred Stock, and our Series M5 Preferred Stock do not have an Issuer Optional Conversion feature. The Company actively manages its offerings of preferred stock and, although it may or may not be presently offering a particular series of its preferred stock, the Company may determine to issue any of its authorized series of preferred stock (and, in connection therewith, to relaunch the offering of any particular series, if previously terminated) based on its assessment of market conditions, demand, and appropriate cost of capital in light of the foregoing and the overall construction of its portfolio and capital structure.

As a BDC and a regulated investment company (a “RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended, the Company depends on its ability to raise capital through the issuance of its common stock. RICs generally must distribute substantially all of their earnings to stockholders as dividends in order to achieve favorable tax treatment, which prevents the Company from using those earnings to support new investments (including investments into existing portfolio companies).

Further, the Company currently must maintain an asset coverage ratio (the ratio of total assets less total liabilities other than indebtedness to total indebtedness) of not less than 150% (a 2:1 debt to equity ratio), in order to incur debt or to issue other senior securities.

To the extent that the Company is unable to raise capital through the issuance of equity, its ability to raise capital through the issuance of debt or senior securities may be inhibited by the asset coverage ratio requirement. Failure to maintain an asset coverage ratio of not less than 150% could have severe negative consequences for a BDC, including the inability to pay dividends, breaching debt covenants and failure to qualify for tax treatment as a RIC. Although the Company does not currently expect that its asset coverage ratio will fall below 150%, the markets in which it operates and the general economy remain volatile and uncertain. Volatility in the capital markets could result in negative pressure on debt investment valuations, potentially impacting the Company’s asset valuations, stockholders' equity and the Company’s asset coverage ratio. In addition, the debt capital that will be available, if at all, to the Company may be at a higher cost and on less favorable terms and conditions in the future. The issuance of additional stock would enable the Company to increase the dollar amount of its leverage.

Shares of BDCs may trade at a market price that is less than the value of the net assets attributable to those shares, regardless of the performance of the BDC’s investments. Our shares of common stock have historically traded at both a discount to and a premium over the net assets attributable to those shares. The possibility that our shares of common stock will trade at discounts from NAV or at premiums that are unsustainable over the long term is a risk separate and distinct from the risk that our NAV will decrease. It is not possible to predict whether the shares that may be offered pursuant to this approval will trade at, above, or below NAV. Our common stock is traded on the NASDAQ Global Select Market (“Nasdaq”) and the Tel Aviv Stock Exchange Ltd. under the symbol “PSEC.” The following table lists the high and low closing sales prices for our common stock as quoted on Nasdaq, and the sales price as a percentage of NAV per common share. On March 11, 2026, the last reported closing sale price of our common stock on Nasdaq was $2.66 per common share, which represented a 57.2% discount to our last reported NAV per common share as of December 31, 2025 of $6.21.

	NAV Per	Stock Price			Premium (Discount)
	Common Share(1)	High(2)		Low(2)	High(3)	Low(3)
Year Ended June 30, 2024
First quarter	$9.25	$6.65		$5.94	(28.1)%	(35.8)%
Second quarter	8.92	6.18		5.08	(30.7)%	(43.0)%
Third quarter	8.99	6.24		5.33	(30.6)%	(40.7)%
Fourth quarter	8.74	5.69	6.08	5.21	(34.9)%	(40.4)%
Year Ended June 30, 2025
First quarter	$8.10	$5.60		$4.75	(30.9)%	(41.4)%
Second quarter	7.84	5.34		4.16	(31.9)%	(46.9)%
Third quarter	7.25	4.45		4.10	(38.6)%	(43.4)%
Fourth quarter	6.56	4.06		3.14	(38.1)%	(52.1)%
Twelve Months Ending June 30, 2026
First quarter	$6.45	$3.47		$2.59	(46.2)%	(59.8)%
Second quarter	6.21	2.88		2.45	(53.6)%	(60.5)%
Third quarter (through March 11, 2026)	(4)	3.05		2.61	(4)	(4)
(1)    NAV per common share is determined as of the last day in the relevant quarter and therefore may not reflect the NAV per common share on the date of the high or low sales price. The NAVs shown are based on outstanding common shares at the end of each period.
(2)    The High/Low stock price is calculated as of the closing price on a given day in the applicable quarter.
(3)    Calculated as the respective high or low closing sales price less NAV per common share, divided by NAV per common share (in each case as of the applicable quarter end).
(4)     NAV has not yet been finally determined for any day after December 31, 2025. Our most recently estimated NAV per common share is $6.21 on December 31, 2025. NAV per common share as of March 31, 2026 may be higher or lower than $6.21 based on potential changes in valuations, issuances of securities, dividends paid and earnings for the quarters then ended.

The Board of Directors believes that having the flexibility to sell our common stock below NAV per share in certain instances is in the best interests of stockholders. If we were unable to access the capital markets as attractive investment opportunities arise, our ability to grow over time and continue to pay steady or increasing dividends to stockholders could be adversely affected. It could also have the effect of forcing us to sell assets that we would not otherwise sell, and such sales could occur at times that are disadvantageous to sell. We could also expend considerable time and resources on a capital raise advantageous for stockholders, but be forced to abandon it solely due to stock market activity causing our stock price to dip momentarily below our NAV per share. Even if we are able to access the capital markets, there is no guarantee that we will grow over time and continue to pay steady or increasing dividends. The Board of Directors believes that sales of common stock at less than NAV per share in the future could have either a positive or negative effect on the Company’s stock price depending on a variety of factors, including the Company’s use of the proceeds of such sales.

At the 2008, 2009, 2010, 2011, 2012, 2013, 2014, 2015 and 2016 Annual Meetings of Stockholders held on February 12, 2009, December 11, 2009, December 10, 2010, December 8, 2011, December 7, 2012, December 6, 2013, December 5, 2014, January 8, 2016 and December 2, 2016, respectively, and at the Special Meetings of Stockholders held on June 12, 2020, June 11, 2021, June 10, 2022, June 9, 2023, June 10, 2024 and June 17, 2025 the stockholders authorized the Company, with the approval of its Board of Directors, to issue shares of its common stock at a price below NAV per share.

Pursuant to authority from our stockholders and the approval of our Board of Directors, we have made the following common share offerings below NAV per share (other than the sales of Convertible Preferred Stock discussed above):

Date of Offering	Price Per Share to Investors	Shares Issued
March 18, 2009	$8.20	1,500,000
April 22, 2009	$7.75	3,680,000
May 19, 2009	$8.25	7,762,500
July 7, 2009	$9.00	5,175,000
August 20, 2009	$8.50	3,449,686
September 24, 2009	$9.00	2,807,111
June 21, 2010 to June 25, 2010(1)	$10.01 - $10.67	1,072,500
June 28, 2010 to July 16, 2010(1)	$9.47 - $10.04	2,748,600
July 19, 2010 to August 19, 2010(1)	$9.28 - $10.04	3,814,528
September 7, 2010 to September 23, 2010(1)	$9.47 - $9.98	2,185,472
September 24, 2010 to September 27, 2010(1)	$9.74 - $9.92	302,400
September 28, 2010 to October 29, 2010(1)	$9.65 - $10.09	4,929,556
November 11, 2010 to December 10, 2010(1)	$9.70 - $10.54	4,513,920
June 24, 2011	$10.15	10,000,000
July 18, 2011(2)	$10.15	1,500,000
December 13, 2012(3)	$10.73	467,928
December 28, 2012(3)	$10.67	897,906
December 31, 2012(3)	$10.78	4,141,547
September 8, 2014 to October 29, 2014(1)	$9.64 - $10.43	9,490,975
November 12, 2014 to November 28, 2014(1)	$9.48 - $9.69	5,354,581
June 15, 2020 to June 22, 2020 (1)	$5.29 - $5.40	1,158,222
(1)    At the market offering. Dates of offering represent the sales dates of the stock. The settlement dates are two to three business days later than the sales dates.
(2)    On July 18, 2011, the underwriter exercised its option to purchase an additional 1,500,000 shares at $10.15.
(3)    Shares were issued in connection with our investments in controlled portfolio companies.
Conditions to Sales Below NAV Per Share
If the Proposal is approved by a majority (as defined under “—Required Vote” below) of the outstanding shares of common stock and preferred stock, voting together as a single class, entitled to vote on the matter and is not also approved by a majority of the number of beneficial holders of our common stock entitled to vote on the matter, we will only sell shares of our common stock pursuant to such authority at a price below NAV per share if the following conditions are met:
•    a majority of our independent directors who have no financial interest in the sale have approved the sale; and

•    a majority of such directors, who are not interested persons of us, in consultation with the underwriter or underwriters of the offering if it is to be underwritten, have determined in good faith, and as of a time immediately prior to the first solicitation by or on behalf of us of firm commitments to purchase such securities or immediately prior to the issuance of such securities, that the price at which such securities are to be sold is not less than a price which closely approximates the market value of those securities, less any underwriting commission or discount, which could be substantial.
If the Proposal is approved by a majority of the number of beneficial holders of our common stock entitled to vote on the matter, we may sell shares of our common stock at a price below NAV per share without satisfying the foregoing conditions.
Notwithstanding the foregoing, the maximum number of shares the Company may sell on any given date below NAV is limited to 25% of the Company’s outstanding common stock immediately prior to such date. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
Key Stockholder Considerations
Before voting on the Proposal or giving proxies with regard to this matter, stockholders should consider the potentially dilutive effect of the issuance of shares of our common stock at a price that is less than the NAV per share and the expenses associated with such issuance on the NAV per outstanding share of our common stock. Any sale of common stock at a price below NAV per share would result in an immediate dilution to existing common stockholders. This dilution would include reduction in the NAV per share as a result of the issuance of shares at a price below the NAV per share and a disproportionately greater decrease in a stockholder’s interest in our earnings and assets and their voting interests than the increase in our assets resulting from such issuance. Our Board of Directors will consider the potential dilutive effect of the issuance of shares at a price below the NAV per share when considering whether to authorize any such issuance. Our Board of Directors also will consider, among other things, the fact that sales of common stock at a discount to net asset value will benefit the Company’s investment advisor as the investment advisor will earn additional investment management fees on the proceeds of such offerings, as it would from the offering of any other securities of the Company or from the offering of common stock at a premium to NAV per share. It should be noted that the maximum number of shares salable below NAV on any given date pursuant to this authority that could result in such dilution is limited to 25% of the Company’s then outstanding common stock immediately prior to such sale. However, pursuant to this authority, there is no limit on the number of offerings below NAV that the Company may make during the period this authorization is in effect. No further authorization from stockholders will be solicited even if the dilution resulting from any such offering or offerings is significant.
    In addition, whether or not we are successful with the Proposal, and at any time prior to the Special Meeting, we may utilize a rights offering pursuant to Section 23(b) of the 1940 Act in order to access the equity markets if we trade below NAV per share. A rights offering conducted pursuant to Section 23(b) of the 1940 Act is subject to certain limitations, such as we may only offer such rights to holders of a class of our securities, the offering may not remain open longer than 120 days and if the rights are transferable, the offering may not be for more than one security for each three rights. A rights offering may be at a greater discount to NAV per share than an offering of our common stock at a price below our NAV per share because, among other things, a rights offering requires a long registration process and marketing period which might result in greater share price erosion. As such, we believe that having the ability to issue our common stock below NAV per share in accordance with the terms of the Proposal would, in many instances, be preferable to such an issuance pursuant to a rights offering; however, such a judgment will be made by our Board of Directors taking into account that facts and circumstances of any particular capital raising proposal, the alternatives available at that time and the best interests of the Company and its stockholders.

The 1940 Act establishes a connection between common stock sale price and NAV per share because, when stock is sold at a sale price below NAV per share, the resulting increase in the number of outstanding shares reduces NAV per share. Stockholders should also consider that they will have no subscription, preferential or preemptive rights to additional shares of the common stock proposed to be authorized for issuance, and thus any future issuance of common stock will dilute such stockholders’ holdings of common stock as a percentage of shares outstanding to the extent stockholders do not purchase sufficient shares in the offering or otherwise to maintain their percentage interest. Further, if our current stockholders do not purchase any shares to maintain their percentage interest, regardless of whether such offering is above or below the then current NAV per share, their voting power will be diluted.
Stockholders should also be aware that we have previously obtained stockholder approval to sell warrants, options or rights to subscribe to, convert or to purchase our voting securities if the issuance of such securities is approved by a majority of our directors who have no financial interest in such issuance and a majority of our independent directors. In accordance with the 1940 Act, the price of such voting securities may be less than NAV per share. This authority does not have an expiration date. Shares of common stock sold at prices below then current NAV upon exercise or conversion of any warrants or other securities issued under authority previously approved by stockholders in accordance with Section 61(a) of the 1940 Act will not be treated as having been sold at less than NAV per share for purposes of the authority being requested under the Proposal. Section 61(a) requires that (i) the exercise or conversion feature of the warrants, options or other rights must expire within 10 years of issuance, (ii) the exercise or conversion price for the warrants, options or other rights must not be less than the current market value of the common stock at the date of the issuance of the warrants, options or other rights and (iii) each issuance of such warrants, options or other rights must be approved by a majority of our Directors who are not “interested persons” of us as defined in the 1940 Act on the basis that such issuance is in our and our stockholders' best interests. In addition, Section 61(a) of the 1940 Act limits the number of warrants, options or other rights to subscribe for, convert to, or purchase our common stock that can be issued under this authority. Specifically, the amount of voting securities that would result from the exercise or conversion of all of such warrants, options or other rights to subscribe for, convert to, or purchase our common stock at the time of issuance may not exceed 25% of our outstanding voting securities.
Examples of Dilutive Effect of the Issuance of Common Shares Below NAV Per Share
The tables below provide hypothetical examples of the impact that an offering at a price less than NAV per common share may have on the NAV per common share of common stockholders and investors who do not participate in such an offering. However, the tables below do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per common share and it is not possible to predict any potential market price change that may occur from such an offering. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
Impact On Existing Common Stockholders Who Do Not Participate in the Offering
Our existing common stockholders who do not participate in an offering below NAV per common share or who do not buy additional common shares in the secondary market at the same or lower price we obtain in the offering (after expenses and commissions) face the greatest potential risks. These common stockholders will experience an immediate decrease (often called dilution) in the NAV of the common shares they hold and their NAV per common share. These stockholders will also experience a disproportionately greater decrease in their participation in our earnings and assets and their voting power than the increase we will experience in our assets, potential earning power and voting interests due to the offering. These common stockholders may also experience a decline in the market price of their common shares, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increase. There is no maximum level of discount from NAV at which we may sell common shares pursuant to this authority.
The following chart illustrates the level of NAV dilution that would be experienced by a common stockholder who does not participate in the offering. The effects of NAV dilution shown herein would also apply to our existing common stockholders who do not receive shares of common stock below NAV per common share upon conversion of Preferred Stock (whether pursuant to the Issuer Optional Conversion or pursuant to a holder conversion option) or who do not buy additional shares of common stock in the secondary market at the same or lower price per share of common stock used in a conversion of Preferred Stock. It is not possible to predict the level of market price decline that may occur. NAV has not been finally determined for any day after December 31, 2025. The table below is shown based upon the December 31, 2025 reported NAV of $6.21.
The examples assume that we have 476,500,000 common shares outstanding, $6,530,000,000 in total assets, $1,950,000,000 in total liabilities, and $1,620,000,000 in Preferred Stock. The current NAV attributable to common holders and NAV per common share are thus $2,960,000,000 and $6.21. The table illustrates the dilutive effect on nonparticipating Stockholder A of (1) an offering of 23,825,000 shares (5% of the outstanding shares) at $5.90 per common share after offering expenses and commission (a 5% discount from NAV); (2) an offering of 47,650,000 shares (10% of the outstanding shares) at $5.59 per common share after offering expenses and commissions (a 10% discount from NAV); (3) an offering of 119,125,000 shares (25% of the outstanding shares) at $4.66 per common share after offering expenses and commissions (a 25% discount from NAV); and (4) an offering of 119,125,000 shares (25% of the outstanding shares) at $0.00 per share after offering expenses and commissions (a 100% discount from NAV).

	Prior to Sale	Example 1 5% Offering at 5% Discount		Example 2 10% Offering at 10% Discount		Example 3 25% Offering at 25% Discount		Example 4 25% Offering at 100% Discount
	Below NAV	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$6.16		$5.83		$4.86		—
Net Proceeds per Share to Issuer		$5.90		$5.59		$4.66		—
Decrease to NAV
Total Shares Outstanding	476,500,000	500,325,000	5.00%	524,150,000	10.00%	595,625,000	25.00%	595,625,000	25.00%
NAV per Share	$6.21	$6.20	(0.24)%	$6.16	(0.91)%	$5.90	(5.00)%	$4.97	(20.00)%
Dilution to Stockholder
Shares Held by Stockholder A	476,500	476,500	—	476,500	—	476,500	—	476,500	—
Percentage Held by Stockholder A	0.10%	0.10%	(4.76)%	0.09%	(9.09)%	0.08%	(20.00)%	0.08%	(20.00)%
Total Asset Values
Total NAV Held by Stockholder A	$2,960,000	$2,952,952	(0.24)%	$2,933,091	(0.91)%	$2,812,000	(5.00)%	$2,368,000	(20.00)%
Total Investment by Stockholder A (Assumed to be $6.21 per Share on Shares Held Prior to Sale)		$2,960,000		$2,960,000		$2,960,000		$2,960,000
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(7,048)		$(26,909)		$(148,000)		$(592,000)
Per Share Amounts
NAV per Share Held by Stockholder A		$6.20		$6.16		$5.90		$4.97
Investment per Share Held by Stockholder A (Assumed to be $6.21 per Share on Shares Held Prior to Sale)	$6.21	$6.21		$6.21		$6.21		$6.21
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.01)		$(0.06)		$(0.31)		$(1.24)
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(0.24)%		(0.91)%		(5.00)%		(20.00)%
Impact On Existing Common Stockholders Who Do Participate in the Offering
Our existing common stockholders who participate in an offering below NAV per common share or who buy additional shares of common stock in the secondary market at the same or lower price as we obtain in the offering (after expenses and commissions) will experience the same types of NAV dilution as the nonparticipating stockholders, albeit at a lower level, to the extent they purchase less than the same percentage of the discounted offering as their interest in our shares of common stock immediately prior to the offering. The level of NAV dilution will decrease as the number of shares of common stock such stockholders purchase increases. Existing stockholders who buy more than such percentage will experience NAV dilution on their existing shares but will, in contrast to existing stockholders who purchase less than their proportionate share of the offering, experience an increase (often called accretion) in average NAV per common share over their investment per common share and will also experience a disproportionately greater increase in their participation in our earnings and assets and their voting power than our increase in assets, potential earning power and voting interests due to the offering. The level of accretion will increase as the excess number of shares of common stock such stockholder purchases increases. Even a stockholder who over-participates will, however, be subject to the risk that we may make additional discounted offerings in which such stockholder does not participate, in which case such a stockholder will experience NAV dilution as described above in such subsequent offerings. These stockholders may also experience a decline in the market price of their shares of common stock, which often reflects to some degree announced or potential decreases in NAV per share. This decrease could be more pronounced as the size of the offering and level of discounts increases. There is no maximum level of discount from NAV at which we may sell shares pursuant to this authority.
The following chart illustrates an assumed sale of 119,125,000 common shares (25% of the outstanding common shares) and the level of dilution and accretion in the offering for a common stockholder that acquires shares equal to (1) 50% of its proportionate share of the offering (i.e., 59,563 common shares, which is 0.05% of the offering rather than its 0.10% proportionate share) and (2) 150% of such percentage (i.e., 178,688 common shares, which is 0.15% of the offering rather than its 0.10% proportionate share). NAV applicable to common holders has not been finally determined for any day after December 31, 2025. The table below is shown based upon the adjusted NAV per common share of $6.21 as described above. The following example assumes a sale of 119,125,000 common shares at a sales price to the public of $4.86 with a 4% underwriting discount and commissions and $350,000 of expenses ($4.66 per common share net). The levels of dilution and accretion shown herein would also apply to a common stockholder that acquires shares of common stock issued under the above conditions upon conversion of the Preferred Stock.

		50 % Participation		150% Participation
	Prior to Sale Below NAV	Following Sale	% Change	Following Sale	% Change
Offering Price
Price per Share to Public		$4.86		$4.86
Net Proceeds per Share to Issuer		$4.66		$4.66
Decrease to NAV
Total Shares Outstanding	476,500,000	595,625,000	25.00%	595,625,000	25.00%
NAV per Share	$6.21	$5.90	(5.00)%	$5.90	(5.00)%
Dilution to Nonparticipating Stockholder
Shares Held by Stockholder A	476,500	536,063	12.50%	655,188	37.50%
Percentage Held by Stockholder A	0.10%	0.09%	(10.00)%	0.11%	10.00%
Total NAV Held by Stockholder A	$6.21	$3,163,500	6.88%	$3,866,500	30.63%
Total Investment by Stockholder A (Assumed to be $6.21 per Share) on Shares Held Prior to Sale		$3,249,245		$3,827,734
Total Dilution to Stockholder A (Total NAV Less Total Investment)		$(85,745)		$38,766
NAV per Share Held by Stockholder A after offering		$5.90		$5.90
Investment per Share Held by Stockholder A (Assumed to be $6.21 per Share on Shares Held Prior to Sale)		$6.06		$5.84
Dilution per Share Held by Stockholder A (NAV per Share Less Investment per Share)		$(0.16)		$0.06
Percentage Dilution to Stockholder A (Dilution per Share Divided by Investment per Share)			(2.64)%		1.03%
The tables above provide hypothetical examples of the impact that an offering at a price less than NAV per common share may have on the NAV per common share of existing common stockholders who do and do not participate in such an offering. However, the tables above do not show and are not intended to show any potential changes in market price that may occur from an offering at a price less than NAV per common share and it is not possible to predict any potential market price change that may occur from such an offering.
Required Vote
    Approval of the Proposal may be obtained in either of two ways. First, the Proposal will be approved if we obtain the affirmative vote of (1) a majority of the outstanding shares of common stock and preferred stock, voting together as a single class, entitled to vote at the Special Meeting; and (2) a majority of the outstanding shares of common stock and preferred stock, voting together as a single class, entitled to vote at the Special Meeting that are not held by affiliated persons of the Company, which includes directors, officers, employees, and 5% stockholders. For purposes of this alternative, the 1940 Act defines “a majority of the outstanding shares” as: (1) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of a company are present or represented by proxy; or (2) 50% of the outstanding voting securities of such company, whichever is less. Second, the Proposal will also be approved if we receive approval from a majority of the number of the beneficial holders of our common stock entitled to vote at the Special Meeting, without regard to whether a majority of such shares are voted in favor of the Proposal. Abstentions will have the effect of a vote against the Proposal.

The Board of Directors recommends that you vote “FOR” the Proposal to renew the Company's authorization, with approval of its Board of Directors, to sell shares of its common stock (during the next 12 months) at a price or prices below the Company’s then current net asset value per share in one or more offerings subject to certain conditions as set forth herein (including, without limitation, that the number of shares sold on any given date does not exceed 25% of the Company’s outstanding common stock immediately prior to such sale).

Financial Statements and Other Information
We will furnish, without charge, a copy of our most recent annual report and the most recent quarterly report succeeding the annual report, if any, to any stockholder upon request. Requests should be directed to the Company at 10 East 40th Street, New York, New York 10016 (telephone number (212) 448-0702). Copies of these documents may also be accessed electronically by means of the Commission's home page on the internet at http://www.sec.gov.
Privacy Policy
It is our policy to safeguard the privacy of nonpublic, personal information regarding our individual stockholders.
What We Do To Protect Personal Information of Our Stockholders
We protect personal information provided to us by our stockholders according to strict standards of security and confidentiality. These standards apply to both our physical facilities and any online services we may provide. We maintain physical, electronic and procedural safeguards to protect consumer information and regularly review and update our systems to keep them current. We permit only authorized individuals, who are trained in the proper handling of stockholder information and who need to know this information to do their jobs, to have access to this information.
Personal Information That We Collect And May Disclose
As part of providing our stockholders with investment products or services, we may obtain the following types of nonpublic personal information:
•    information we receive from stockholders in subscription documents, on applications or other forms, such as their name, address, telephone number, social security number, occupation, assets and income; and
•    information about the value of a stockholder’s investment, account activity and payment history.
When We May Disclose Personal Information About Our Stockholders To Unaffiliated Third Parties
We will not share nonpublic personal information about our stockholders collected, as described above, with unaffiliated third parties except:
•    at a stockholder’s request;
•    when a stockholder authorizes us to process or service a transaction, for example in connection with an initial or subsequent investment (unaffiliated third parties in this instance may include service providers such as a custodian, data processor or printer);
•    with companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements and who agree to use the information only for the purposes for which we disclose such information to them; or
•    when required by law to disclose such information to appropriate authorities.
We do not otherwise provide nonpublic information about our stockholders to outside firms, organizations or individuals except to our attorneys, accountants and auditors and as permitted by law. We never sell information about stockholders or their accounts.
What We Do With Personal Information About Our Former Stockholders
If a stockholder decides to no longer do business with us, we will continue to follow this privacy policy with respect to the information we have in our possession about such stockholder and his/her account.

Householding of Proxy Materials
The Commission has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.
Please note that only one Proxy Statement and/or annual report may be delivered to two or more stockholders who share an address, unless the Company has received instructions to the contrary. To request a separate copy of this Proxy Statement and/or annual report or for instructions as to how to request a separate copy of this document and/or annual report or as to how to request a single copy if multiple copies of this document and/or annual report are received, stockholders should contact the Company at the address and phone number set forth below.
Requests should be directed to the Company at 10 East 40th Street, New York, New York 10016 (telephone number: 212-448-0702). Copies of these documents may also be accessed electronically by means of the Commission’s home page on the Internet at http://www.sec.gov.
Other Business
Our Board of Directors knows of no other matters that may be presented for stockholder action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons named as proxies will vote upon them in their discretion.
Submission of Stockholder Proposals
    Pursuant to our Bylaws, because the Special Meeting is a special meeting of stockholders, only the business brought before the Special Meeting pursuant to the notice of meeting attached to this Proxy Statement shall be conducted at the Special Meeting. Our Bylaws do not allow stockholders to nominate individuals for election to the Board at a special meeting of stockholders, such as the Special Meeting, where the election of Directors is not proposed, or to propose other business.
Stockholders may present proper nominations of candidates for director or other proposals for inclusion in the Company’s proxy statement and proxy card for consideration at the 2026 Annual Meeting of Stockholders by submitting such nominations or proposals in writing to the Secretary of the Company in a timely manner, calculated in the manner provided in Rule 14a-8(e) of the Exchange Act, applicable state law and our Bylaws and charter. The Company expects that the 2026 Annual Meeting of Stockholders will be held in December 2026, but the exact date, time and location of such meeting have yet to be determined. The following description of the procedures for a Company stockholder properly to make a nomination for election to the Board or to propose other business for the Company is only a summary and is not complete. The submission by a stockholder of a proposal for inclusion in the proxy statement or presentation at an annual meeting does not guarantee that it will be included or presented.
Stockholder proposals pursuant to Rule 14a-8 under the Exchange Act must be received at our principal executive offices on or before May 28, 2026 in order to be eligible to be included in the Company’s proxy statement and proxy card for the 2026 Annual Meeting of Stockholders, provided, that, if the date of the 2026 Annual Meeting of Stockholders is more than 30 days before or after December 16, 2026, such a proposal must be submitted within a reasonable time before we begin to print and send our proxy materials. Under Rule 14a-8, we are not required to include stockholder proposals in our proxy materials in certain circumstances or if conditions specified in the rule are not met.
To be timely, stockholder nominations of director candidates, and other proposals intended to be made outside of Rule 14a-8 under the Exchange Act at the 2026 Annual Meeting of Stockholders, must be received by our Secretary at our principal executive offices, in accordance with the requirements of our Bylaws, not later than 5:00 p.m., Eastern Time, on May 28, 2026 and not earlier than April 28, 2026, provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the anniversary of the date of the preceding year's annual meeting, notice by the stockholder to be timely must be delivered not earlier than the 150th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of (1) the 120th day prior to the date of such annual meeting, as originally convened, or (2) the tenth day following the day on which public announcement of the date of such meeting is first made. In order to be considered timely, such notice shall be delivered to the Secretary at the principal executive office of the Company and shall set forth all information required in our Bylaws.

By Order of the Board of Directors,
Kristin Van Dask
Chief Financial Officer,
Chief Compliance Officer, Treasurer and Secretary
New York, New York
March 11, 2026

PROSPECT CAPITAL CORPORATION
10 East 40th Street
New York, New York 10016

PROXY CARD FOR STOCKHOLDERS WHO HOLD SHARES VIA TASE MEMBERS

Special Meeting of Stockholders

Virtual Meeting Only - No Physical Meeting Location
www.virtualshareholdermeeting.com/PSEC2026SM
June 9, 2026 at 3:00 p.m., Eastern Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints John F. Barry III and M. Grier Eliasek, and each of them, or their designated substitutes, to act as attorney and proxy for the undersigned to vote all the shares of common stock of Prospect Capital Corporation (the “Company”), which the undersigned is entitled to vote and to otherwise represent the undersigned at the Special Meeting of Stockholders of the Company (the “Special Meeting”) to be held virtually via live webcast over the Internet at http://www.virtualshareholdermeeting.com/PSEC2026SM, on June 9, 2026, at 3:00 p.m., Eastern Time, and at all adjournments thereof, as indicated on this proxy. The undersigned hereby acknowledges receipt of the notice of Special Meeting of Stockholders and of the accompanying proxy statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. The votes entitled to be cast by the undersigned will be cast in the discretion of the proxy holder on any other matter that may properly come before the Special Meeting or any postponements or adjournments thereof.

Please sign and date this proxy card and return it promptly, together with an Ownership Certificate from the TASE member through which your shares of common stock are registered, to the Company’s Israeli counsel, Goldfarb Gross Seligman & Co., c/o Hod Mimun, 98 Yigal Alon Street, 44th Floor, Tel Aviv 6789141, Israel (email: hod.mimun@goldfarb.com), so your shares may be represented at the Special Meeting. The proxy card and Ownership Certificate must be received no later than June 5, 2026 to be validly included in the tally of shares voted at the Special Meeting.

Continued and to be signed on next page.

——————————————————————————————————————————————————

The Board of Directors and management recommend you vote "FOR" the following proposal:

1.To renew the Company's authorization, with approval of its Board of Directors, to sell shares of its common stock (during the next 12 months) at a price or prices below the Company’s then current net asset value per share in one or more offerings subject to certain conditions as set forth in the accompanying proxy statement (including, without limitation, that the number of shares sold on any given date does not exceed 25% of its outstanding common stock immediately prior to such sale).

☐ FOR                     ☐ AGAINST                ☐ ABSTAIN

Please indicate if you plan to attend this Special Meeting virtually:

   ☐ YES                    ☐ NO

Please sign exactly as your name(s) appear(s) on the ownership confirmation issued by your TASE member. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint holders should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer.

Print name	Signature	Date

Print name	(Joint Owners)	Signature	Date

[Israeli Proxy Card for 2026 Special Meeting of Stockholders of Prospect Capital Corporation]

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a live operator when you call toll-free 1-866-387-0770 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **0000 0000 0000 0000**

PLEASE CAST YOUR PROXY VOTE *TODAY!*

Prospect Capital Corporation

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY

The undersigned stockholder of Prospect Capital Corporation, a Maryland corporation (the "Company"), hereby appoints John F. Barry III and M. Grier Eliasek, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Special Meeting of Stockholders of the Company (the "Special Meeting") to be held at the offices of the Company, 10 East 40th Street, New York, New York 10016, or at a different location or solely by means of remote communication (as described below) on June 9, 2026, at 3:00 p.m., Eastern Time, and any adjournment, postponement or delay thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Special Meeting and otherwise to represent the undersigned at the Special Meeting with all powers possessed by the undersigned if personally present at the Special Meeting. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting of Stockholders and of the accompanying Proxy Statement (the terms of each of which are incorporated by reference herein) and revokes any proxy heretofore given with respect to the Special Meeting.

The Company currently intends to hold the Special Meeting virtually via live audio webcast. If the Special Meeting will be held in person, the Company will announce that fact as promptly as practicable, and details on how to participate will be filed with the U.S. Securities and Exchange Commission as additional proxy materials. Please monitor the website at which the Company's proxy material is available at https://vote.proxyonline.com/prospect/docs/psec2026.pdf for updated information.

The undersigned hereby revokes any proxy heretofore given with respect to such meeting. When shares are held by joint tenants or tenants in common, the signature of one shall bind all unless the Secretary of the Company is given written notice to the contrary and furnished with a copy of the instrument of order that so provides. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by an authorized officer. If a partnership, please sign in partnership name by an authorized person.

This proxy is solicited on behalf of the Company's Board of Directors, and the Proposal (set forth on the reverse side of this proxy card) has been unanimously approved by the Board of Directors and recommended for approval by stockholders.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-866-387-0770. Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time. **IMPORTANCE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THIS SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 9, 2026. THE PROXY STATEMENT IS AVAILABLE AT:** https://vote.proxyonline.com/prospect/docs/psec2026.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Prospect Capital Corporation

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE)	DATE
SIGNATURE (IF HELD JOINTLY)	DATE

The votes entitled to be cast by the stockholder will be cast as directed by the stockholder. **If this proxy is executed but no direction is given, the vote entitled to be cast by the stockholder will be cast "FOR" the proposal.** The vote entitled to be cast by the stockholder will be cast in the discretion of the proxy holder on any other matter that may properly come before the meeting or any adjournment or postponement thereof.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]